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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 AUGUST 20, 2003
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                             VALUEVISION MEDIA, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       MINNESOTA                     0-20243                  41-1673770
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(State of Incorporation)     (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)




            6740 SHADY OAK ROAD
          EDEN PRAIRIE, MINNESOTA                        55344-3433
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 (Address of principal executive offices)                (Zip Code)


                        Telephone Number: (952) 943-6000
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              (Registrant's Telephone Number, Including Area Code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                     99    Press Release dated August 20, 2003.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 20, 2003 ValueVision Media, Inc. issued a press release discussing its results of operations and financial condition for its second quarter ended July 31, 2003. A copy of the press release is attached hereto as
Exhibit 99 and incorporated herein by reference. The information in this Current Report, including Exhibit 99 hereto, is being furnished pursuant to Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

         EBITDA represents operating income for the respective periods excluding depreciation and amortization expense, other non-operating income and income taxes. Management views EBITDA as an important alternative operating performance measure because it is commonly used by analysts and institutional investors in analyzing the financial performance of companies in the broadcast and television home shopping sectors. However, EBITDA should not be construed as an alternative to operating income or to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) and should not be construed as an indication of operating performance or as a measure of liquidity. EBITDA, as presented, may not be comparable to similarly entitled measures reported by other companies.

         Our management uses EBITDA to evaluate our operating performance and as a measure of performance for incentive compensation purposes.

         For the second quarter ended July 31, 2003, Exhibit 99 states that EBITDA for such quarter was $3.6 million. Net loss for such quarter, which includes depreciation and amortization expense, other non-operating income and income taxes, was $(.1) million. The difference between these measures includes $(4.3) million of depreciation and amortization expense, $0.8 million of other non-operating income and $(.1) million of income taxes.

         Exhibit 99 includes an outlook for the third quarter ending October 31, 2003 that EBITDA for such quarter is expected to be $3.0 million to $5.0 million. Net income (loss), which includes depreciation and amortization expense, along with other non-operating income, is expected to range from $(1.1) million to $0.9 million. The difference between these measures includes approximately $(4.5) million of depreciation and amortization expense and $0.4 million of other non-operating income.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 22, 2003                 VALUEVISION MEDIA, INC.



                                       By /s/ Richard D. Barnes
                                         -------------------------------------
                                            Richard D. Barnes
                                            Executive Vice President,
                                            Chief Operating Officer  and
                                            Chief Financial Officer









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                                  EXHIBIT INDEX

No.    Description                                          Manner of Filing
---    -----------                                          ----------------
99     Press Release dated August 20, 2003...............  Filed Electronically